Exhibit 10.1

TAX RECEIVABLE AGREEMENT
by and among
PLURALSIGHT, INC.
PLURALSIGHT HOLDINGS, LLC
the several MEMBERS (as defined herein)
REPRESENTATIVE (as defined herein) and
OTHER MEMBERS OF PLURALSIGHT HOLDINGS, LLC FROM TIME TO TIME PARTY HERETO
Dated as of May 15, 2018

Exhibits
Exhibit A – Form of Joinder Agreement

TAX RECEIVABLE AGREEMENT
This TAX RECEIVABLE AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 16, 2018, is hereby entered into by and among Pluralsight, Inc., a Delaware corporation (the “Corporation”), Pluralsight Holdings, LLC, a Delaware limited liability company (the “LLC”), each of the Members from time to time party hereto, and the Representative. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in Section 1.01.
RECITALS
WHEREAS, the LLC is treated as a partnership for U.S. federal income tax purposes;
WHEREAS, each of the members of the LLC other than the Corporation and the Blockers (as defined in the LLC Agreement) (such members who are parties hereto, and each other Person who becomes party hereto by satisfying the Joinder Requirement, the “Members”) owns (or, in the case of such other Persons, will own) limited liability company interests in the LLC (the “Units”);
WHEREAS, on the date hereof, the Corporation will become the managing member of the LLC;
WHEREAS, on the date hereof and exclusive of the Over-Allotment Option, the Corporation issued 20,700,000 shares of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), to certain purchasers in an initial public offering of its Class A Common Stock (the “IPO”);
WHEREAS, on the date hereof, the Corporation used substantially all of the net proceeds from the IPO to purchase newly-issued Units directly from the LLC, which proceeds will be used, in part, to repay or prepay certain indebtedness of the LLC and its Subsidiaries and for general company purposes;
WHEREAS, on and after the date hereof, the Corporation may issue additional Class A Common Stock in connection with the IPO as a result of the exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”) and, if the Over-Allotment Option is in fact exercised in whole or in part, any additional net proceeds received by the Corporation will be used by the Corporation to acquire additional newly-issued Units directly from the LLC, which proceeds may be used to repay certain indebtedness of the LLC and its Subsidiaries and for general company purposes;
WHEREAS, on and after the date hereof, pursuant to the LLC Agreement, each Member has the right from time to time to require the LLC to redeem (a “Redemption”) all or a portion of such Member’s Units for cash or, at the Corporation’s election, Class A Common Stock (in each case, contributed to the LLC by the Corporation); provided that, at the election of the Corporation in its sole discretion, the Corporation may effect a direct exchange (a “Direct Exchange”) of such cash or shares of Class A Common Stock for such Units;
WHEREAS, the LLC and any direct subsidiary or indirect subsidiary (owned through a chain of pass-through entities) of the LLC that is treated as a partnership for U.S. federal income tax purposes (together with the LLC and any direct or indirect subsidiary (owned through a chain of pass-through entities) of the LLC that is treated as a disregarded entity for U.S. federal income tax purposes, the “the LLC Group”) will have in effect an election under Section 754 of the Code for the Taxable Year in which any Exchange occurs, which election should result in an adjustment to the Corporation’s share of the tax basis of the assets owned by the LLC Group as of the date of the Exchange, with a consequent result on the taxable income subsequently derived therefrom; and
WHEREAS, the parties to this Agreement desire to provide for certain payments and make certain arrangements with respect to any tax benefits to be derived by the Corporation as the result of Exchanges and the receipt of payments under this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS
Section 1.1    Definitions.  As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both (i) the singular and plural and (ii) the active and passive forms of the terms defined).
“Actual Interest Amount” is defined in Section 3.1(b)(vii) of this Agreement.
“Advisory Firm” means PricewaterhouseCoopers LLP or any other accounting firm that is nationally recognized as being an expert in Covered Tax matters and is not an Affiliate of the Corporation.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.
“Agreed Rate” means LIBOR plus 100 basis points.
“Agreement” is defined in the preamble.
“Amended Schedule” is defined in Section 2.4(b) of this Agreement.
“Assumed State and Local Tax Rate” means the tax rate equal to the sum of the products of (x) the Corporation’s income tax apportionment rate(s) for each state and local jurisdiction in which the Corporation files income or franchise tax returns for the relevant Taxable Year and (y) the highest corporate income and franchise tax rate(s) for each such state and local jurisdiction in which the Corporation files income tax returns for each relevant Taxable Year.
“Attributable” is defined in Section 3.1(b)(i) of this Agreement.
“Audit Committee” means the audit committee of the Board.
“Basis Adjustment” means the increase or decrease to the tax basis of, or the Corporation’s share of, the tax basis of the Reference Assets (i) under Section 734(b), 743(b) and 754 of the Code and, in each case, the comparable sections of U.S. state and local tax law (in situations where, following an Exchange, the LLC remains in existence as an entity for tax purposes) and (ii) under Sections 732, 734(b) and 1012 of the Code and, in each case, the comparable sections of U.S. state and local tax law (in situations where, as a result of one or more Exchanges, the LLC becomes an entity that is disregarded as separate from its owner for tax purposes), in each case, as a result of any Exchange and any payments made under this Agreement. Notwithstanding any other provision of this Agreement, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred.
“Basis Schedule” is defined in Section 2.2 of this Agreement.
“Beneficial Owner” means, with respect to any security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, with respect to such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security.
“Board” means the Board of Directors of the Corporation.
“Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York are closed.
“Change Notice” is defined in Section 3.5(a) of this Agreement.

“Change of Control” means the occurrence of any of the following events:
(1)any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, or any successor provisions thereto (the “Exchange Act”), but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Transferees) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote;
(2)the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets (including a sale of all or substantially all of the assets of the LLC);
(3)there is consummated a merger or consolidation of the Corporation with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent, or are not converted into, more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or
(4)the Corporation ceases to be the sole managing member of the LLC.
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.
“Class B Common Stock” means shares of Class B common stock, par value $0.0001 per share, of the Corporation.
“Class C Common Stock” means shares of Class C common stock, par value $0.0001 per share, of the Corporation.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or other agreement.
“Corporation” is defined in the preamble to this Agreement.
“Covered Person” is defined in Section 7.17 of this Agreement.
“Covered Tax Benefit” is defined in Section 3.3(a) of this Agreement.
“Covered Taxes” means any and all U.S. federal, state, local and foreign Taxes, assessments or similar charges that are based on or measured with respect to net income or profits and any interest related thereto, including without limitation any franchise Taxes.
“Credit Agreements” has the meaning set forth in the LLC Agreement.
“Cumulative Net Realized Tax Benefit” is defined in Section 3.1(b)(iii) of this Agreement.

“Default Rate” means LIBOR plus 600 basis points; provided however, that the Default Rate shall be the Agreed Rate during any period in which the Corporation’s failure to timely pay is the result of obligations or restrictions imposed in connection with the Senior Obligations or under applicable law, and the Corporation cannot obtain sufficient funds to make such payments by taking commercially reasonable actions.
“Default Rate Interest” is defined in Section 3.1(b)(ix) of this Agreement.
“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of U.S. state tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for tax.
“Direct Exchange” is defined in the recitals to this agreement.
“Dispute” is defined in Section 7.8(a) of this Agreement.
“Early Termination Effective Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.
“Early Termination Notice” is defined in Section 4.2 of this Agreement.
“Early Termination Payment” is defined in Section 4.3(b) of this Agreement.
“Early Termination Rate” means the lesser of (i) 6.00% per annum, compounded annually, and (ii) LIBOR plus 100 basis points.
“Early Termination Reference Date” is defined in Section 4.2 of this Agreement.
“Early Termination Schedule” is defined in Section 4.2 of this Agreement.
“Estimated Tax Benefit Payment” is defined in Section 3.4 of this Agreement.
“Exchange” means any Direct Exchange or Redemption.
“Exchange Date” means the date of any Exchange.
“Exercise Period” is defined in Section 7.6(a)(ii) of this Agreement.
“Expert” is defined in Section 7.9 of this Agreement.
“Extension Rate Interest” is defined in Section 3.1(b)(viii) of this Agreement.
“Final Payment Date” means any date on which a payment is required to be made pursuant to this Agreement. For the avoidance of doubt, the Final Payment Date in respect of a Tax Benefit Payment is determined pursuant to Section 3.1(a) of this Agreement.
“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the Corporation notifies the Members that the Corporation requests an amendment to any provision hereof to eliminate the effect of any change in GAAP or in the application thereof occurring after the date of this Agreement (including through the adoption of International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (the “IFRS”)), on the operation of such provision (or if the Members notify the Corporation that they request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through the adoption of IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
“Hypothetical Tax Liability” means, with respect to any Taxable Year, the hypothetical liability of the Corporation that would arise in respect of Covered Taxes, using the same methods, elections, conventions and similar practices used on the actual relevant Tax Returns of the Corporation but (i) calculating depreciation, amortization, or other similar deductions, or otherwise calculating any items of income, gain, or loss, using the Corporation’s share of the Non-Adjusted Tax Basis as reflected on the Basis Schedule, including amendments thereto for the Taxable Year and (ii) excluding any deduction attributable to Imputed Interest, Actual Interest Amounts or Default Rate Interest for the Taxable Year; provided, that for purposes of determining the Hypothetical Tax Liability, the combined tax rate for U.S. state and local Covered Taxes (but not, for the avoidance of doubt, federal Covered Taxes) shall be the Assumed State and Local Tax Rate. For the avoidance of doubt, (i) the Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any tax item attributable to Imputed Interest, Actual Interest Amounts, Default Rate Interest or a Basis Adjustment (or portions thereof); and (ii) the calculation of the Hypothetical Tax Liability shall take into account the federal benefit, if any, received by the Corporation with respect to state and local jurisdiction income taxes (with such benefit taking into account the Corporation’s marginal U.S. federal income tax rate for the relevant Taxable Year, the Assumed State and Local Tax Rate, and the deductibility, if any, of state and local jurisdiction income taxes).
“Imputed Interest” is defined in Section 3.1(b)(vi) of this Agreement.
“Independent Directors” means the members of the Board who are “independent” under the standards set forth in Rule 10A-3 promulgated under the Exchange Act and the corresponding rules of the applicable exchange on which the Class A Common Stock is traded or quoted.
“Initial Due Date” means, for a Taxable Year, the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year.
“IPO” is defined in the recitals to this Agreement.
“IRS” means the U.S. Internal Revenue Service.
“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.
“Joinder Requirement” is defined in Section 7.6(b) of this Agreement.
“LIBOR” means during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Corporation as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (a “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate determined by the Corporation at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall LIBOR be less than 0%. If the Corporation has made the determination (such determination to be conclusive absent manifest error) that (i) LIBOR is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars or (ii) the applicable supervisor or administrator (if any) of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans in the U.S. loan market in U.S. dollars, then the Corporation shall (as determined by the Corporation to be consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace LIBOR for all purposes under this Agreement.  In connection with the establishment and application of the Replacement Rate, this Agreement shall be amended solely with the consent of the Corporation and the

LLC, as may be necessary or appropriate, in the reasonable judgment of the Corporation, to effect the provisions of this section.  The Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Corporation, such Replacement Rate shall be applied as otherwise reasonably determined by the Corporation.
“LLC” is defined in the recitals to this Agreement.
“LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of the LLC, dated as of the date hereof, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time.
“Market Value” means the Common Unit Redemption Price, as defined in the LLC Agreement, determined as of an Early Termination Date.
“Members” is defined in the recitals to this Agreement.
“Net Tax Benefit” is defined in Section 3.1(b)(ii) of this Agreement.
“Non-Adjusted Tax Basis” means, with respect to any Reference Asset at any time, the tax basis that such asset would have had at such time if no Basis Adjustments had been made.
“Objection Notice” is defined in Section 2.4(a)(i) of this Agreement.
“Offered Price” is defined in Section 7.6(a)(i) of this Agreement.
“Offered TRA Interests” is defined in Section 7.6(a)(i) of this Agreement.
“Over-Allotment Option” is defined in the recitals to this Agreement.
“Parties” means the parties named on the signature pages to this agreement and each additional party that satisfies the Joinder Requirement, in each case with their respective successors and assigns.
“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.
“Permitted Transfer” shall have the meaning set forth in the LLC Agreement.
“Permitted Transferee” means any Person to whom a Permitted Transfer could be made pursuant to the LLC Agreement. For the avoidance of doubt, for purposes of this Agreement a Permitted Tranferee of a TRA Interest need not own or hold any Units such that a TRA Interest may be transferred to a Permitted Transferee pursuant to the terms of this Agreement even if there has been no Transfer of Units to such Person.
“Pre-Exchange Transfer” means any transfer of one or more Units (including upon the death of a Member) (i) that occurs after the IPO but prior to an Exchange of such Units and (ii) to which Section 743(b) of the Code applies.
“Proposed Transferee” is defined in Section 7.6(a)(i) of this Agreement.
“Realized Tax Benefit” is defined in Section 3.1(b)(iv) of this Agreement.
“Realized Tax Detriment” is defined in Section 3.1(b)(v) of this Agreement.
“Reconciliation Dispute” is defined in Section 7.9 of this Agreement.

“Reconciliation Procedures” is defined in Section 2.4(a) of this Agreement.
“Redemption” has the meaning in the recitals to this Agreement.
“Reference Asset” means any tangible or intangible asset of the LLC or any of its successors or assigns, and whether held directly by the LLC or indirectly by the LLC through any entity in which the LLC now holds or may subsequently hold an ownership interest (but only if such entity is treated as a partnership or disregarded entity for purposes of the applicable tax), at the time of an Exchange. A Reference Asset also includes any asset the tax basis of which is determined, in whole or in part, by reference to the tax basis of an asset that is described in the preceding sentence, including “substituted basis property” within the meaning of Section 7701(a)(42) of the Code.
“Representative” is defined in Section 7.18 of this Agreement.
“Right of First Refusal” means the right of first refusal provided to the Corporation in Section 7.6(a) of this Agreement.
“Right of First Refusal Closing” is defined in Section 7.6(a)(iv) of this Agreement.
“Schedule” means any of the following: (i) a Basis Schedule, (ii) a Tax Benefit Schedule, or (iii) the Early Termination Schedule, and, in each case, any amendments thereto.
“Seller” is defined in Section 7.6(a) of this Agreement.
“Senior Obligations” is defined in Section 5.1 of this Agreement.
“Subsidiary” means, with respect to any Person and as of the date of any determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls, more than 50% of the voting power or other similar interests, or the sole general partner interest, or managing member or similar interest, of such Person.
“Subsidiary Stock” means any stock or other equity interest in any Subsidiary of the Corporation that is treated as a corporation for U.S. federal income tax purposes.
“Tax” or “Taxes” means (i) all forms of taxation or duties imposed, or required to be collected or withheld, including, without limitation, charges, together with any related interest, penalties or other additional amounts, (ii) liability for the payment of any amount of the type described in the preceding clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, and (iii) liability for the payment of any amounts as a result of being party to any tax sharing agreement (other than this Agreement) or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amount described in the immediately preceding clauses (i) or (ii) (other than an obligation to indemnify under this Agreement).
“Tax Benefit Payment” is defined in Section 3.1(b) of this Agreement.
“Tax Benefit Schedule” is defined in Section 2.3(a) of this Agreement.
“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated tax.
“Taxable Year” means a taxable year of the Corporation as defined in Section 441(b) of the Code or comparable section of U.S. state or local tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made), ending on or after the closing date of the IPO.

“Taxing Authority” means any national, federal, state, county, municipal, or local government, or any subdivision, agency, commission or authority thereof, or any quasi-governmental body, or any other authority of any kind, exercising regulatory or other authority in relation to tax matters.
“Termination Objection Notice” is defined in Section 4.2 of this Agreement.
“TRA Interests” are defined in Section 7.6(a) of this Agreement.
“Transfer” is defined in Section 7.6(a) of this Agreement.
“Transfer Notice” is defined in Section 7.6(a)(i) of this Agreement.
“Treasury Regulations” means the final, temporary, and (to the extent they can be relied upon) proposed regulations under the Code, as promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.
“True-Up” is defined in Section 3.4 of this Agreement.
“U.S.” means the United States of America.
“Units” is defined in the recitals to this Agreement.
“Valuation Assumptions” means, as of an Early Termination Effective Date, the assumptions that:
(1)in each Taxable Year ending on or after such Early Termination Effective Date, the Corporation will have taxable income sufficient to fully use the deductions arising from the Basis Adjustments and the Imputed Interest during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available;
(2)the U.S. federal income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Effective Date, except to the extent any change to such tax rates for such Taxable Year have already been enacted into law and the combined U.S. state and local income tax rates (but not, for the avoidance of doubt, federal income tax rates) for each such Taxable Year shall be the Assumed State and Local Tax Rate for the Taxable Year that includes the Early Termination Effective Date;
(3)all taxable income of the Corporation will be subject to the maximum applicable tax rates for each Covered Tax throughout the relevant period; provided, that the combined tax rate for U.S. state and local income taxes (but not, for the avoidance of doubt, federal income tax) shall be the Assumed State and Local Tax Rate, and, for the avoidance of doubt, the applicable calculations shall take into account the federal benefit received, if any, by the Corporation with respect to state and local jurisdiction income taxes (with such benefit taking into account the Corporation’s applicable marginal U.S. federal income tax rate, the Assumed State and Local Tax Rate, and the deductibility, if any, of state and local jurisdiction income taxes);
(4)any loss carryovers or carrybacks generated by any Basis Adjustment or Imputed Interest (including such Basis Adjustment and Imputed Interest generated as a result of payments under this Agreement) and available as of the Early Termination Effective Date will be used by the Corporation on a pro rata basis from the date of the Early Termination Effective Date through the scheduled expiration date of such loss carryovers or carrybacks (or, if there is no such scheduled expiration date, the next five year period);

(5)any non-amortizable assets (other than Subsidiary Stock) will be disposed of on the earlier of the fifteenth anniversary of (i) the applicable Basis Adjustment and (ii) the Early Termination Effective Date, but in no event earlier than the Early Termination Effective Date;
(6)any Subsidiary Stock will be deemed never to be disposed of except if Subsidiary Stock is directly disposed of in the Change of Control;
(7)if, on the Early Termination Effective Date, any Member has Units that have not been Exchanged, then such Units shall be deemed to be Exchanged for the Market Value that would be received by such Member if such Units had been Exchanged on the Early Termination Effective Date, and such Member shall be deemed to receive the amount of cash such Member would have been entitled to pursuant to Section 4.3(a) had such Units actually been Exchanged on the Early Termination Effective Date;
(8)any proposed adjustment to a tax item of a Party that has given rise to a Change Notice, and any reserve or contingent liability associated with a tax position that has given rise to a Reserve Notice, shall be deemed to have been favorably resolved such that the proposed adjustment or reserve or contingent liability associated with such tax position shall not be taken into account in determining the amount of any Tax Benefit Payment due to a Member; and
(9)any payment obligations pursuant to this Agreement will be satisfied on the date that any Tax Return to which such payment obligation relates is required to be filed excluding any extensions.
Section 1.2    Rules of Construction.  Unless otherwise specified herein:
(a)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)    For purposes of interpretation of this Agreement:
(i)    The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision thereof.
(ii)    References in this Agreement to a Schedule, Article, Section, clause or sub-clause refer to the appropriate Schedule to, or Article, Section, clause or subclause in, this Agreement.
(iii)    References in this Agreement to dollars or “$” refer to the lawful currency of the United States of America.
(iv)    The term “including” is by way of example and not limitation.
(v)    The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(d)    Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.
(e)    Unless otherwise expressly provided herein, (a) references to organization documents (including the LLC Agreement), agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted hereby; and (b) references to any law (including the Code and the Treasury Regulations) shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

ARTICLE II.
DETERMINATION OF REALIZED TAX BENEFIT
Section 2.1    Basis Adjustments; the LLC 754 Election.
(a)    Basis Adjustments. The Parties acknowledge and agree that (A) each Direct Exchange shall give rise to Basis Adjustments and (B) each Redemption shall be treated as a direct purchase of Units by the Corporation from the applicable Member pursuant to Section 707(a)(2)(B) of the Code that shall give rise to Basis Adjustments. In connection with the Direct Exchange or Redemption, the Parties acknowledge and agree that pursuant to applicable law the Corporation’s share of the basis in the Reference Assets shall be increased or decreased, as the case may be, by the difference between (A) the sum of (x) the fair market value of Class A Common Stock or the cash transferred to a Member pursuant to an Exchange as payment for the Units, (y) the amount of payments made pursuant to this Agreement with respect to such Exchange and (z) the amount of liabilities allocated to the Units acquired pursuant to the Exchange, over (B) the Corporation’s share of the basis of the Reference Assets immediately after the Exchange attributable to the Units exchanged, determined as if each member of the LLC Group remains in existence as an entity for tax purposes and no member of the LLC Group made the election provided by Section 754 of the Code.
For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent that such payments are treated as Imputed Interest or are Actual Interest Amounts or Default Rate Interest.
(b)    Section 754 Election. In its capacity as the sole managing member of the LLC, the Corporation will ensure that, on and after the date hereof and continuing throughout the term of this Agreement, the LLC and each of its direct and indirect Subsidiaries that is treated as a partnership for U.S. federal income tax purposes will have in effect an election under Section 754 of the Code (and under any similar provisions of applicable U.S. state or local law).
Section 2.2    Basis Schedules.  Within ninety (90) calendar days after the filing of the U.S. federal income Tax Return of the Corporation for each relevant Taxable Year, the Corporation shall deliver to the Representative a schedule (the “Basis Schedule”) that shows, in reasonable detail as necessary in order to understand the calculations performed under this Agreement: (a) the Basis Adjustments with respect to the Reference Assets as a result of the relevant Exchanges effected in such Taxable Year, (b) the Non-Adjusted Tax Basis with respect to the Reference Assets and (c) the period (or periods) over which each Basis Adjustment and Reference Assets are amortizable and/or depreciable. The Basis Schedule will become final and binding on the Parties pursuant to the procedures set forth in Section 2.4(a) and may be amended by the Parties pursuant to the procedures set forth in Section 2.4(b).
Section 2.3    Tax Benefit Schedules.
(a)    Tax Benefit Schedule. Within ninety (90) calendar days after the filing of the U.S. federal income Tax Return of the Corporation for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, the Corporation shall provide to the Representative a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit, if any, the Realized Tax Detriment, if any, and the Tax Benefit Payment, if any, for such Taxable Year (a “Tax Benefit Schedule”). The Tax Benefit Schedule will become final and binding on the Parties pursuant to the procedures set forth in Section 2.4(a), and may be amended by the Parties pursuant to the procedures set forth in Section 2.4(b).
(b)    Applicable Principles. Subject to the provisions of this Agreement, the Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the actual liability of the Corporation for Covered Taxes for such Taxable Year attributable to the Basis Adjustments, Imputed Interest, Actual Interest Amounts, and Default Rate Interest as determined using a “with and without” methodology described in Section 2.4(a) (for the avoidance of doubt, taking into account the first three sentences of Section 7.11(b)). Carryovers or carrybacks of any Tax item attributable to any Basis Adjustment, Imputed Interest, Actual Interest Amounts, and Default Rate Interest shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of U.S. state or local tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type.

If a carryover or carryback of any Tax item includes a portion that is attributable to a Basis Adjustment, Imputed Interest, Actual Interest Amounts, and Default Rate Interest (a “TRA Portion”) and another portion that is not (a “Non-TRA Portion”), such portions shall be considered to be used in accordance with the “with and without” methodology so that: (i) the amount of any Non-TRA Portion is deemed utilized first, followed by the amount of any TRA Portion (with the TRA Portion being applied on a proportionate basis consistent with the provisions of Section 3.3(a)); and (ii) in the case of a carryback of a Non-TRA Portion, such carryback shall not affect the original “with and without” calculation made in the prior Taxable Year. The Parties agree that (i) all Tax Benefit Payments (other than Imputed Interest, Actual Interest Amounts and Default Rate Interest) attributable to an Exchange will to the extent permitted by applicable law (A) be treated as subsequent upward purchase price adjustments that give rise to further Basis Adjustments for the Corporation and (B) have the effect of creating additional Basis Adjustments for the Corporation in the year of payment, and (ii) as a result, such additional Basis Adjustments will be incorporated into the current Taxable Year continuing until any incremental current Taxable Year benefits equal an immaterial amount.
Section 2.4    Procedures; Amendments.
(a)    Procedures. Each time the Corporation delivers an applicable Schedule to the Representative under this Agreement, including any Amended Schedule delivered pursuant to Section 2.4(b), but excluding any Early Termination Schedule or amended Early Termination Schedule delivered pursuant to the procedures set forth in Section 4.2, the Corporation shall also: (x) deliver supporting schedules and work papers, as determined by the Corporation or as reasonably requested by the Representative, that provide a reasonable level of detail regarding the data and calculations that were relevant for purposes of preparing the Schedule; (y) consult with the Advisory Firm (to the extent necessary in the Corporation’s determination) with respect to such Schedule; and (z) allow the Representative and his or her advisors to have reasonable access at no cost to the appropriate representatives, as determined by the Corporation or as reasonably requested by the Representative, at the Corporation and the Advisory Firm in connection with a review of such Schedule. Without limiting the generality of the preceding sentence, the Corporation shall ensure that any Tax Benefit Schedule that is delivered to the Representative along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the actual liability of the Corporation for Covered Taxes (the “with” calculation) and the Hypothetical Tax Liability of the Corporation (the “without” calculation), and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on the Parties thirty (30) calendar days from the date on which the Representative first received the applicable Schedule or amendment thereto unless:
(i)    the Representative, within thirty (30) calendar days after receiving the applicable Schedule or amendment thereto, provides the Corporation with written notice of a material objection to such Schedule that is made in good faith and that sets forth in reasonable detail the Representative’s, as applicable, material objection (an “Objection Notice”) or
(ii)    the Representative, provides a written waiver of its right to deliver an Objection Notice within the time period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date the waiver from the Representative, is received by the Corporation.
In the event that the Representative, timely delivers an Objection Notice pursuant to clause (i) above, and if the Parties, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporation of the Objection Notice, the Corporation and / or the Representative, as applicable, shall employ the reconciliation procedures as described in Section 7.9 of this Agreement (the “Reconciliation Procedures”).
(b)    Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporation: (i) in connection with a Determination affecting such Schedule; (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was originally provided to the Representative; (iii) to comply with an Expert’s determination under the Reconciliation Procedures applicable to this Agreement; (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year; (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year; or (vi) to adjust a Basis Schedule to take into account any Tax Benefit Payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). The Corporation shall provide an Amended Schedule to the Representative within 60 calendar days of the occurrence of an event referenced in clauses (i) through (vi) of the preceding sentence.
ARTICLE III.
TAX BENEFIT PAYMENTS
Section 3.1    Timing and Amount of Tax Benefit Payments.
(a)    Timing of Payments. Except as provided in Sections 3.4 and 3.5, and subject to Sections 3.2 and 3.3, within five (5) Business Days following the date on which each Tax Benefit Schedule that is required to be delivered by the Corporation to the Representative pursuant to Section 2.3(a) of this Agreement becomes final in accordance with Section 2.4(a) of this Agreement, the Corporation shall pay to each relevant Member the Tax Benefit Payment as determined pursuant to Section 3.1(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by such Members or as otherwise agreed by the Corporation and such Members. For the avoidance of doubt, the Members shall not be required under any circumstances to return any portion of any Tax Benefit Payment previously paid by the Corporation to the Members (including any portion of any Estimated Tax Benefit Payment or any Early Termination Payment).
(b)    Amount of Payments. For purposes of this Agreement, a “Tax Benefit Payment” with respect to any Member means an amount, not less than zero, equal to the sum of: (i) the portion of the Net Tax Benefit attributable to such Member (including Imputed Interest calculated in respect of such amount); and (ii) the Actual Interest Amount with respect to the Net Tax Benefit described in (i).
(i)    Attributable. The Cumulative Net Realized Tax Benefit is “Attributable” to a Member to the extent that it is derived from any Basis Adjustment, Imputed Interest, or Actual Interest Amount that is attributable to an Exchange undertaken by or with respect to such Member.
(ii)    Net Tax Benefit. The “Net Tax Benefit attributable to a Member” for a Taxable Year equals the amount of the excess, if any, of (x) 85% of the Cumulative Net Realized Tax Benefit Attributable to a Member as of the end of such Taxable Year over (y) the aggregate amount of all Tax Benefit Payments previously made to such Member under this Section 3.1. For the avoidance of doubt, if the Cumulative Net Realized Tax Benefit Attributable to a Member as of the end of any Taxable Year is less than the aggregate amount of all Tax Benefit Payments previously made to such Member, the Member shall not be required to return any portion of any Tax Benefit Payment previously made by the Corporation to such Member.
(iii)    Cumulative Net Realized Tax Benefit. The “Cumulative Net Realized Tax Benefit” for a Taxable Year equals the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination.
(iv)    Realized Tax Benefit. The “Realized Tax Benefit” for a Taxable Year equals the excess, if any, of the Hypothetical Tax Liability over the actual liability of the Corporation for Covered Taxes; provided, that for purposes of determining the Hypothetical Tax Liability and actual liability of the Corporation for Covered Taxes, the Corporation shall use the Assumed State and Local Tax Rate for purposes of determining such liabilities for all state and local Covered Taxes. For the avoidance of doubt, the calculation of the Hypothetical Tax Liability and the actual liability of the Corporation for Covered Taxes shall take into account the federal benefit, if any, received by the Corporation with respect to state and local jurisdiction income taxes (with such benefit taking into account the Corporation’s marginal U.S. federal income tax rate for the relevant Taxable Year, the Assumed State and Local Tax Rate, and the deductibility, if any, of state and local jurisdiction income taxes). If all or a portion of the actual liability for such Covered Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any

Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.
(v)    Realized Tax Detriment. The “Realized Tax Detriment” for a Taxable Year equals the excess, if any, of the actual liability of the Corporation for Covered Taxes over the Hypothetical Tax Liability for such Taxable Year; provided, that for purposes of determining the Hypothetical Tax Liability and actual liability of the Corporation for Covered Taxes, the Corporation shall use the Assumed State and Local Tax Rate for purposes of determining such liabilities for all state and local Covered Taxes. For the avoidance of doubt, the calculation of the Hypothetical Tax Liability and the actual liability of the Corporation for Covered Taxes shall take into account the federal benefit, if any, received by the Corporation with respect to state and local jurisdiction income taxes (with such benefit taking into account the Corporation’s marginal U.S. federal income tax rate for the relevant Taxable Year, the Assumed State and Local Tax Rate, and the deductibility, if any, of state and local jurisdiction income taxes). If all or a portion of the actual liability for such Covered Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.
(vi)    Imputed Interest. The parties acknowledge that the principles of Sections 1272, 1274, or 483 of the Code, as applicable, and the principles of any similar provision of U.S. state and local law, will, as applicable, apply to cause a portion of any Net Tax Benefit payable by the Corporation to a Member under this Agreement to be treated as imputed interest (“Imputed Interest”). For the avoidance of doubt, the deduction for the amount of Imputed Interest as determined with respect to any Net Tax Benefit payable by the Corporation to a Member shall be excluded in determining the Hypothetical Tax Liability of the Corporation for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement.
(vii)    Actual Interest Amount. The “Actual Interest Amount” calculated in respect of the Net Tax Benefit for a Taxable Year will equal the amount of any Extension Rate Interest. For the avoidance of doubt, any deduction for any Actual Interest Amount as determined with respect to any Net Tax Benefit payable by the Corporation to a Member shall be excluded in determining the Hypothetical Tax Liability of the Corporation for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement.
(viii)    Extension Rate Interest. Subject to Section 3.4, the amount of “Extension Rate Interest” calculated in respect of the Net Tax Benefit (including previously accrued Imputed Interest) for a Taxable Year will equal interest calculated at the Agreed Rate from the Initial Due Date until the date on which the Corporation makes a timely Tax Benefit Payment to the Member on or before the Final Payment Date as determined pursuant to Section 3.1(a).
(ix)    Default Rate Interest. In the event that the Corporation does not make timely payment of all or any portion of a Tax Benefit Payment to a Member on or before the Final Payment Date as determined pursuant to Section 3.1(a), the amount of “Default Rate Interest” calculated in respect of the Net Tax Benefit (including previously accrued Imputed Interest and Extension Rate Interest) for a Taxable Year will equal interest calculated at the Default Rate from the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a) until the date on which the Corporation makes such Tax Benefit Payment to such Member. For the avoidance of doubt, any deduction for any Default Rate Interest with respect to any Net Tax Benefit payable by the Corporation to a Member shall be excluded in determining the Hypothetical Tax Liability of the Corporation for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement.
(x)    The Corporation and the Members hereby acknowledge and agree that, as of the date of this Agreement and as of the date of any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income or other applicable tax purposes. Notwithstanding anything to the contrary in this Agreement, unless a Member notifies the Corporation otherwise on or prior to the date of the Exchange, or specifies a different stated maximum selling price, including, in each case, in connection with its Exchange notice, the stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)) with respect to any Exchange by such Member shall not exceed 150% of the amount of the initial consideration received in connection with such Exchange (which initial consideration, for the avoidance of doubt, shall include the amount of any cash and the fair market value of any Class A Common Stock received in such Exchange and shall exclude the fair market value of any Tax Benefit Payments) and the amount of the initial consideration received in connection with such Exchange and the aggregate Tax Benefit Payments to such Member in respect of such Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price.
(c)    Interest. The provisions of Section 3.1(b) are intended to operate so that interest will effectively accrue in respect of the Net Tax Benefit for any Taxable Year as follows:
(i)    first, at the applicable rate used to determine the amount of Imputed Interest under the Code (from the relevant Exchange Date until the Initial Due Date and, if required under applicable law, through the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a));
(ii)    second, at the Agreed Rate in respect of any Extension Rate Interest (from the Initial Due Date until the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a)); and
(iii)    third, at the Default Rate in respect of any Default Rate Interest (from the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a) until the date on which the Corporation makes the relevant Tax Benefit Payment to a Member).
Section 3.2    No Duplicative Payments.  It is intended that the provisions of this Agreement will not result in the duplicative payment of any amount (including interest) that may be required under this Agreement, and the provisions of this Agreement shall be consistently interpreted and applied in accordance with that intent. For purposes of this Agreement, and also for the avoidance of doubt, no Tax Benefit Payment shall be required to be calculated or made in respect of any estimated tax payments, including, without limitation, any estimated U.S. federal income tax payments.
Section 3.3    Pro-Ration of Payments as Between the Members.
(a)    Insufficient Taxable Income. Notwithstanding anything in Section 3.1(b) to the contrary, if the aggregate potential depreciation, amortization or other similar deductions in respect of the Basis Adjustments, Imputed Interest, Actual Interest Amounts, and Default Rate Interest for purposes of determining the Corporation’s liability for Covered Taxes (the “Covered Tax Benefit”) is limited in a particular Taxable Year because the Corporation does not have sufficient actual taxable income, then the available Covered Tax Benefit for the Corporation shall be allocated among the Members in proportion to the respective Tax Benefit Payment that would have been payable if the Corporation had in fact had sufficient taxable income so that there had been no such limitation. As an illustration of the intended operation of this Section 3.3(a), if the Corporation would have had $160 of aggregate potential Covered Tax Benefits (as a result of, for illustrative purposes, having $640 of taxable income) in a particular Taxable Year (with $40 of such Covered Tax Benefits being attributable to Member 1 and $120 of such Covered Tax Benefits being attributable to Member 2), such that Member 1 would have potentially been entitled to a Tax Benefit Payment of $34 (i.e. 85% of $40) and Member 2 would have been entitled to a Tax Benefit Payment of $102, and if instead the Corporation only had $320 of actual taxable income in such Taxable Year (corresponding to $80 of aggregate Covered Tax Benefits), then $20 of the aggregate $80 Covered Tax Benefit for the Corporation for such Taxable Year would be allocated to Member 1 and $60 of the aggregate $80 Covered Tax benefit for the Corporation would be allocated to Member 2, such that Member 1 would receive a Tax Benefit Payment of $17 and Member 2 would receive a Tax Benefit Payment of $51.
(b)    Late Payments. If for any reason the Corporation is not able to timely and fully satisfy its payment obligations under this Agreement in respect of a particular Taxable Year, then Default Rate Interest will begin to accrue pursuant to Section 5.2 and the Corporation and other Parties agree that (i) the Corporation shall pay the Tax Benefit Payments due in respect of such Taxable Year to each Member pro rata in proportion to the amount of such Tax Benefit Payments, without favoring one obligation over the other, and (ii) no Tax Benefit Payment shall be made in respect of any Taxable Year until all Tax Benefit Payments to all Members in respect of all prior Taxable Years have been made in full.

Section 3.4    Optional Estimated Tax Benefit Payment Procedure.  As long as the Corporation is current in respect of its payment obligations owed to each Member pursuant to this Agreement and there are no delinquent Tax Benefit Payments outstanding in respect of prior Taxable Years for any Member, the Corporation may, at its option, in its sole discretion, make one or more estimated payments to the Members in respect of any anticipated amounts to be owed with respect to a Taxable Year to the Members pursuant to Section 3.1 of this Agreement at any time on or after the Initial Due Date with respect to such Taxable Year (any such estimated payments referred to as an “Estimated Tax Benefit Payment”); provided that any Estimated Tax Benefit Payment made to a Member pursuant to this is matched by a proportionately equal Estimated Tax Benefit Payment to all other Members then entitled to a Tax Benefit Payment. Any Estimated Tax Benefit Payment made under this Section 3.4 shall be paid by the Corporation to the Members and applied against the final amount of any Tax Benefit Payment to be made pursuant to Section 3.1. The payment of an Estimated Tax Benefit Payment by the Corporation to the Members pursuant to this Section 3.4 shall also terminate the obligation of the Corporation to make payment of any Extension Rate Interest that might have otherwise accrued with respect to the proportionate amount of the Tax Benefit Payment that is being paid in advance of the applicable Tax Benefit Schedule being finalized pursuant to Section 2.4. Upon the making of any Estimated Tax Benefit Payment pursuant to this Section 3.4, the amount of such Estimated Tax Benefit Payment shall first be applied to any estimated Extension Rate Interest, then to Imputed Interest, and then applied to the remaining residual amount of the Tax Benefit Payment to be made pursuant to Section 3.1. In determining the final amount of any Tax Benefit Payment to be made pursuant to Section 3.1, and for purposes of finalizing the Tax Benefit Schedule pursuant to Section 2.4, the amount of any Estimated Tax Benefit Payments that may have been made with respect to the Taxable Year shall be increased, if the finally determined Tax Benefit Payment for a Taxable Year exceeds the Estimated Tax Benefit Payments made for such Taxable Year, with such increase being paid by the Corporation to the Members along with an appropriate amount of Extension Rate Interest in respect of the amount of such increase (a “True-Up”). If the Estimated Tax Benefit Payment for a Taxable Year exceeds the finally determined Tax Benefit Payment for such Taxable Year, such excess, shall be applied to reduce the amount of any subsequent future Tax Benefit Payments (including Estimated Tax Benefit Payments, if any) to be paid by the Corporation to such Member. As of the date on which any Estimated Tax Benefit Payments are made, and as of the date on which any True-Up is made, all such payments shall be made in the same manner and subject to the same terms and conditions as otherwise contemplated by Section 3.1 and all other applicable terms of this Agreement. For the avoidance of doubt, as is the case with Tax Benefit Payments made by the Corporation to the Members pursuant to Section 3.1, the amount of any Estimated Tax Benefit Payments made pursuant to this Section 3.4 that are attributable to an Exchange shall also be treated, in part, as subsequent upward purchase price adjustments that give rise to Basis Adjustments in the Taxable Year of payment to the extent permitted by applicable law and as of the date on which such payments are made (to the extent of the estimated Net Tax Benefit associated with such Estimated Tax Benefit Payment, less any Imputed Interest, and exclusive of any Extension Rate Interest).
Section 3.5    Changes; Reserves; Suspension of Payments.
(a)    Receipt of Change Notice. If any Party, or any Affiliate or Subsidiary of any Party, receives a 30-day letter, a final audit report, a statutory notice of deficiency, or similar written notice from any Taxing Authority that proposes an adjustment to a tax item of a Party that would reduce the Tax Benefit Payments that may be payable by the Corporation to the Members (a “Change Notice”), prompt written notification and a copy of the relevant Change Notice shall be delivered by the Party, or its Affiliate or Subsidiary, that received such Change Notice to the Corporation and the Representative.
(b)    Receipt of Reserve Notice. Prior to the delivery of any Tax Benefit Schedule or other Schedule by the Corporation to the Representative, management of the Corporation shall consult with the auditors for the Corporation and, if necessary, the Advisory Firm or other legal or accounting advisors to the Corporation regarding the substantive tax issues and related conclusions that underlie the calculations related to the determination of the Tax Benefit Payments required under this Agreement. If, following such consultation, the management for the Corporation shall reasonably determine that a tax reserve or contingent liability needs to be established by the Corporation for financial accounting purposes (as determined in accordance with GAAP) in relation to any past or future tax position that affects the amount of any past or future Tax Benefit Payments that have been made or that may be made under this Agreement, then the Representative shall be notified of such determination (a “Reserve Notice”).
(c)    Suspension of Payments. From and after the date on which a Change Notice is received, to the extent provided in the following sentence, Tax Benefit Payments required to be made under this Agreement shall be paid by the

Corporation to a national bank mutually agreeable to the Parties to act as escrow agent to hold such funds in escrow pursuant to an escrow agreement until a Determination in respect of the applicable Change Notice is received. For purposes of the preceding sentence and for purposes of the determination of the amount to be placed in escrow pending a Determination, the Corporation shall suspend all future Tax Benefit Payments required under this Agreement until the amount of such suspended future Tax Benefit Payments equals the aggregate amount of Tax Benefit Payments that the Corporation reasonably determines would not be payable if such Change Notice results in an adverse Determination. For the avoidance of doubt, such suspended amounts described in the immediately preceding sentence to be placed in escrow shall include (i) any Actual Interest Amount that has accrued on the underlying Net Tax Benefit from the Initial Due Date through the date such Tax Benefit Payment is placed in escrow (provided that to the extent the amount was not placed in escrow on or before the Final Payment Date, such amount placed in escrow shall also include any Default Rate Interest that accrued from the Final Payment Date until such amount is placed in escrow) and (ii) any additional amounts required to be placed in escrow pursuant to this Section 3.5(c) over time. From and after the date on which a Reserve Notice is issued, to the extent that the tax position that gives rise to a tax reserve or contingent liability would have the effect of reducing the Tax Benefit Payments required to be made under this Agreement, the Tax Benefit Payments required to be made under this Agreement shall, to the extent determined reasonably necessary by the Audit Committee, be paid by the Corporation to a national bank mutually agreeable to the Parties to act as escrow agent to hold such funds in escrow pursuant to an escrow agreement until the relevant reserve is released or the relevant contingent liability is eliminated or it is otherwise determined that the tax position is not reasonably expected to have the effect of reducing the Tax Benefit Payments. For purposes of the preceding sentence and for purposes of the Audit Committee’s determination of the amount to be placed in escrow pending the release of the reserve or the elimination of the contingent liability, the Corporation shall be entitled to suspend all future Tax Benefit Payments required under this Agreement until the amount of such suspended future Tax Benefit Payments equals the aggregate amount of Tax Benefit Payments that the Corporation reasonably determines would not be payable if the tax position giving rise to the reserve is sustained. For the avoidance of doubt, such suspended amounts described in the immediately preceding sentence to be placed in escrow shall include (i) any Actual Interest Amount that has accrued on the underlying Net Tax Benefit from the Initial Due Date through the date such Tax Benefit Payment is placed in escrow (provided that to the extent the amount was not placed in escrow on or before the Final Payment Date, such amount placed in escrow shall also include any Default Rate Interest that from Final Payment Date until such amount is placed in escrow) and (ii) any additional amounts required to be placed in escrow pursuant to this Section 3.5(c) over time. Any amounts to be placed in escrow pursuant to this Section 3.5(c) shall be held in an interest-bearing escrow account. The date on which the Corporation pays any such Tax Benefit Payments to the escrow agent shall not be considered the date on which such Tax Benefit Payments are paid to the Members. To the extent any Tax Benefit Payments placed in escrow pursuant to this Section 3.5(c) are ultimately released to a Member pursuant to Section 3.5(d), the Corporation shall pay to the Member (either directly or from the escrow), and the Member will be entitled to receive, in addition to the Tax Benefit Payment released from escrow, the greater of (i) the interest income accrued on such Tax Benefit Amount in the escrow net of expenses and taxes as set forth in Section 3.5(d) and (ii) an amount equal to the Actual Interest Amount that accrued on such Tax Benefit Payment since the date such amounts were placed in Escrow. In connection with the immediately preceding sentence, if, at the end of each calendar quarter, the interest earned on the amounts in escrow, net of (1) expenses incurred by the Corporation or the LLC in administering the escrow and (2) any taxes imposed on the corporation or the LLC with respect to any income earned on the investment on such escrowed funds, is less than the Actual Interest Amount that has accrued on the Tax Benefit Payments placed in escrow since the date such amounts were placed in escrow, the Corporation shall deposit additional amounts in escrow so that the amount in escrow (net of expenses and taxes described in Section 3.5(c)) is no less than the amount of the Tax Benefit Payment initially placed in escrow plus the Actual Interest Amount thereon. The effect on the Members of a suspension of payments made pursuant to this Agreement under this Section 3.5(c) shall be borne by the Members in the same manner as that set forth in Section 3.3. In addition, to the extent the Corporation enters into or succeeds or takes subject to one or more other “tax receivable agreements” or similar agreements in which the Corporation is obligated to pay a third party for the use of tax benefits attributable to Basis Adjustments subsequent to this Agreement and such other agreement does not have a substantially similar provision as this Section 3.5(c), this Section 3.5(c) and Section 3.5(d) shall be of no further force or effect and all amounts in escrow shall be released to the Parties (after the funding by the Corporation of any additional deposits that may be required pursuant to the second preceding sentence) as if there was a Determination that resulted in no adjustment of any Tax Benefit Payment and all reserves have been released and contingent liabilities eliminated, as applicable.

(d)    Release of Escrowed Funds. As of the date on which a reserve is released or contingent liability is eliminated (in the case of a Reserve Notice), and provided that no Change Notice has previously been issued and is still outstanding in relation to the same tax position that was the subject of the Reserve Notice, the relevant escrowed funds (along with any additional amounts required to be paid directly by the Corporation or released from escrow to the Members pursuant to Section 3.5(c)) shall be distributed to the relevant Members. The portion of any interest earned on the escrowed funds equivalent to (1) the out-of-pocket expenses incurred by the Corporation or the LLC in administrating the escrow and (2) any taxes imposed on the Corporation or the LLC with respect to any income earned on the investment of such funds shall be distributed to the Corporation or the LLC, as applicable. If a Determination is received (in the case of a Change Notice), and if such Determination results in no adjustment in any Tax Benefit Payments under this Agreement, and provided that no Reserve Notice has previously been issued and is still outstanding in relation to the same tax position that was the subject of the Change Notice, then the relevant escrowed funds (along with any additional amounts required to be paid directly by the Corporation or released from escrow to the Members pursuant to Section 3.5(c)) shall be distributed to the relevant Members. If a Determination is received (in the case of a Change Notice), and if such Determination results in an adjustment in any Tax Benefit Payments under this Agreement, and provided that no Reserve Notice has previously been issued and is still outstanding in relation to the same tax position that was the subject of the Change Notice, then the relevant escrowed funds (along with any additional amounts required to be paid directly by the Corporation or released from escrow to the Members pursuant to Section 3.5(c)) shall be distributed among the Parties as follows: (i) first, to the Corporation or the LLC in an amount equal to (1) the out-of-pocket expenses incurred by the Corporation or the LLC in administering the escrow and in contesting the Determination and (2) any taxes imposed on the Corporation or the LLC with respect to any income earned on the investment of such funds; and (ii) second, to the relevant Parties (which, for the avoidance of doubt and depending on the nature of the adjustments, may include the Corporation or the relevant Members, or some combination thereof) in accordance with the relevant Amended Schedule prepared pursuant to Section 2.4 of this Agreement and as required pursuant to Section 3.5(c).
(e)    Early Termination. Notwithstanding any other provision of this Agreement, in the event of an Early Termination Notice prior to release of the escrow pursuant to Section 3.5(d), the escrowed funds shall be released to the Corporation, and any Early Termination Payment payable by the Corporation to the Members pursuant to Section 4.3 shall be computed without regard to any proposed adjustment to a tax item of a Party that has given rise to a Change Notice or any tax position that has given rise to a Reserve Notice.
ARTICLE IV.
TERMINATION
Section 4.1    Early Termination of Agreement; Breach of Agreement.
(a)    Corporation’s Early Termination Right. With the written approval of a majority of the Independent Directors, the Corporation may completely terminate this Agreement, as and to the extent provided herein, with respect to all amounts payable to the Members pursuant to this Agreement by paying to the Members the Early Termination Payment; provided that Early Termination Payments may be made pursuant to this Section 4.1(a) only if made to all Members that are entitled to such a payment simultaneously, and provided further, that the Corporation may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon the Corporation’s payment of the Early Termination Payment, the Corporation shall not have any further payment obligations under this Agreement, other than with respect to any: (i) prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of the Early Termination Notice; and (ii) current Tax Benefit Payment due for the Taxable Year ending on or including the date of the Early Termination Notice (except to the extent that the amount described in clause (ii) is included in the calculation of the Early Termination Payment). For the avoidance of doubt, if an Exchange subsequently occurs with respect to Units for which the Corporation has exercised its termination rights under this Section 4.1(a), the Corporation shall have no obligations under this Agreement with respect to such Exchange.
(b)    Acceleration Upon Change of Control. In the event of a Change of Control, all obligations hereunder shall be accelerated and such obligations shall be calculated pursuant to this Article IV as if an Early Termination Notice had been delivered on the closing date of the Change of Control and utilizing the Valuation Assumptions by substituting the phrase “the closing date of a Change of Control” in each place where the phrase “Early Termination Effective Date” appears. Such obligations shall include, but not be limited to, (1) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the closing date of the Change of Control, (2) any Tax Benefit Payments agreed to by the Corporation and the Members as due and payable but unpaid as of the Early Termination Notice and (3) any Tax Benefit Payments due for any Taxable Year ending prior to, with or including the closing date of a Change of Control (except to the extent that any amounts described in clauses (2) or (3) are included in the Early Termination Payment). For the avoidance of doubt, Sections 4.2 and 4.3 shall apply to a Change of Control, mutadis mutandi.
(c)    Acceleration Upon Breach of Agreement. In the event that the Corporation materially breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder, or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise, then all obligations hereunder shall be accelerated and become immediately due and payable upon notice of acceleration from a Member (provided that in the case of any proceeding under the Bankruptcy Code or other insolvency statute, such acceleration shall be automatic without any such notice), and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such notice of acceleration (or, in the case of any proceeding under the Bankruptcy Code or other insolvency statute, on the date of such breach) and shall include, but not be limited to: (i) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the date of such acceleration; (ii) any prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of such acceleration; and (iii) any current Tax Benefit Payment due for the Taxable Year ending with or including the date of such acceleration (except to the extent included in the Early Termination Payment). Notwithstanding the foregoing, in the event that the Corporation breaches this Agreement and such breach is not a material breach of a material obligation, a Member shall still be entitled to enforce all of its rights otherwise available under this Agreement, excluding, for the avoidance of doubt, seeking an acceleration of amounts payable under this Agreement. For purposes of this Section 4.1(c), and subject to the following sentence, the Parties agree that the failure to make any payment due pursuant to this Agreement within ninety (90) calendar days of the relevant Final Payment Date shall be deemed to be a material breach of a material obligation under this Agreement for all purposes of this Agreement, and that it will not be considered to be a material breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement within ninety (90) calendar days of the relevant Final Payment Date. For the avoidance of doubt, a suspension of payments pursuant to Section 3.5 will not be considered to be a failure to make a payment due pursuant to this Agreement, provided that the Corporation complies with the provisions of Section 3.5(c) that require the Corporation to pay the Tax Benefit Payments to an escrow. Notwithstanding anything in this Agreement to the contrary, it shall not be a material breach of a material obligation of this Agreement if the Corporation fails to make any Tax Benefit Payment within ninety (90) calendar days of the relevant Final Payment Date to the extent that the Corporation has insufficient funds or cannot make such payment as a result of obligations imposed in connection with the Senior Obligations (including any Credit Agreements) or under applicable law, and cannot obtain sufficient funds despite using commercially reasonable efforts to obtain funds to make such payment (including by causing Subsidiaries to distribute or lend funds for such payment and access any sources of available credit to fund such payment); provided that the interest provisions of Section 5.2 shall apply to such late payment; and further provided that such payment obligation shall nonetheless accrue for the benefit of the Members and the Corporation shall make such payment at the first opportunity that it has sufficient funds and is otherwise able to make such payment.
(d)    Limitation. Payments under this Section 4.1 are subject to Section 5.1.
Section 4.2    Early Termination Notice.  If the Corporation chooses to exercise its right of early termination under Section 4.1 above, the Corporation shall deliver to the Representative a notice of the Corporation’s decision to exercise such right (an “Early Termination Notice”) and a schedule (the “Early Termination Schedule”) showing in reasonable detail the calculation of the Early Termination Payment. The Corporation shall also (x) deliver to the Representative supporting schedules and work papers, as determined by the Corporation or as reasonably requested by the Representative, that provide a reasonable level of detail regarding the data and calculations that were relevant for purposes of preparing the Early Termination Schedule; (y) consult with the Advisory Firm (to the extent necessary in the Corporation’s determination) with respect to such Early Termination Schedule; and (z) allow and the Representative and their advisors to have reasonable access at no cost to the appropriate representatives, as determined by the Corporation or as reasonably requested by the Representative, at the Corporation and the Advisory Firm in connection with a review of such Early Termination Schedule.

The Early Termination Schedule shall become final and binding on each Party thirty (30) calendar days from the first date on which the Representative received such Early Termination Schedule unless:
(i)    the Representative within thirty (30) calendar days after receiving the Early Termination Schedule, provides the Corporation with (A) notice of a material objection to such Early Termination Schedule made in good faith and setting forth in reasonable detail the Representative’s, as applicable, material objection (a “Termination Objection Notice”) and (B) a letter from an Advisory Firm (that is different from the Advisory Firm that was consulted by the Corporation with respect to the Early Termination Schedule) in support of such Termination Objection Notice; or
(ii)    the Representative provides a written waiver of such right of a Termination Objection Notice within the period described in clause (i) above, in which case such Early Termination Schedule becomes binding on the date the waiver from the Representative is received by the Corporation.
In the event that the Representative timely delivers a Termination Objection Notice pursuant to clause (i) above, and if the Parties, for any reason, are unable to successfully resolve the issues raised in the Termination Objection Notice within thirty (30) calendar days after receipt by the Corporation of the Termination Objection Notice, the Corporation or the Representative, as applicable, shall employ the Reconciliation Procedures. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the expense of preparing and obtaining the letter from an Advisory Firm referenced in clause (i) above shall be borne solely by the Representative, as applicable, and the Corporation shall have no liability with respect to such letter or any of the expenses associated with its preparation and delivery, provided, however, that all Members shall reimburse the Representative for such expenses in an amount that is pro rata with respect to their rights to Early Termination Payments. The date on which the Early Termination Schedule becomes final in accordance with this Section 4.2 shall be the “Early Termination Reference Date.”
Section 4.3    Payment Upon Early Termination.
(a)    Timing of Payment. Within ten (10) calendar days after the Early Termination Reference Date, the Corporation shall pay to each Member an amount equal to the Early Termination Payment for such Member. Such Early Termination Payment shall be made by the Corporation by wire transfer of immediately available funds to a bank account or accounts designated by the Members or as otherwise agreed by the Corporation and the Members.
(b)    Amount of Payment. The “Early Termination Payment” payable to a Member pursuant to Section 4.3(a) shall equal the present value, discounted at the Early Termination Rate as determined as of the Early Termination Reference Date, of all Tax Benefit Payments that would be required to be paid by the Corporation to such Member, whether payable with respect to Units that were Exchanged prior to the Early Termination Effective Date or on or after the Early Termination Effective Date, beginning from the Early Termination Effective Date and using the Valuation Assumptions. For the avoidance of doubt, notwithstanding any other provision in this Agreement, neither (i) any proposed adjustment to a tax item of a Party that has given rise to a Change Notice, nor (ii) any reserve or contingent liability associated with a tax position that has given rise to a Reserve Notice, shall be taken into account in determining the amount of any Early Termination Payment, which shall be computed as if the adjustment or tax item giving rise to the Change Notice or Reserve Notice has been resolved in a manner that does not result in a reduction of any Tax Benefit Payment payable under this Agreement.

ARTICLE V.
SUBORDINATION AND LATE PAYMENTS
Section 5.1    Subordination.  Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Corporation to the Members under this Agreement shall rank subordinate and junior in right of payment to any principal, interest, or other amounts due and payable in respect of any obligations owed in respect of secured or unsecured indebtedness for borrowed money of the Corporation and its Subsidiaries, which shall include, for the avoidance of doubt, obligations in respect of any Credit Agreement (“Senior

Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporation that are not Senior Obligations; provided, however, that to the extent the Corporation enters into or succeeds or takes subject to one or more other “tax receivable agreements” or similar agreement in which the Corporation is obligated to pay a third party for the use of tax benefits attributable to Basis Adjustments subsequent to this Agreement and the Covered Tax Benefit would be limited in a particular Taxable Year because the Corporation does not have sufficient actual taxable income after accounting for any Basis Adjustments (or corresponding term in such other agreement) or interest deductions that are the subject matter of such other agreement, then the Tax Benefit Payment (and the components thereof, including the Hypothetical Tax Liability, Cumulative Net Realized Tax Benefit) shall be calculated without regard to such other agreement and without giving effect to any Basis Adjustments (or corresponding term in such other agreement) or interest deductions that are the subject matter of such other agreement. To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of any agreement governing any Senior Obligations (in each case, whether money is currently borrowed under such agreement or available to be borrowed under such agreement), such payment obligation nevertheless shall accrue for the benefit of the Members and the Corporation shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations.
Section 5.2    Late Payments by the Corporation.  Except as otherwise provided in this Agreement, the amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the Members when due under the terms of this Agreement, whether as a result of Section 5.1 and the terms of the Senior Obligations or otherwise, shall be payable together with any interest thereon, computed at the Default Rate and commencing from the Final Payment Date on which such Tax Benefit Payment or Early Termination Payment was first due and payable to the date of actual payment.
ARTICLE VI.
TAX MATTERS; CONSISTENCY; COOPERATION
Section 6.1    Participation in the Corporation’s and the LLC’s Tax Matters.  Except as otherwise provided herein, the Corporation shall have full responsibility for, and sole discretion over, all tax matters concerning the Corporation and the LLC, including without limitation the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to taxes. The Corporation shall notify the Representative of, and keep him or her reasonably informed with respect to, the portion of any tax audit of the Corporation or the LLC, or any of the LLC’s Subsidiaries, the outcome of which is reasonably expected to materially affect the Tax Benefit Payments payable to any Members under this Agreement, and the Representative, shall have the right to provide information and input at its own expense relating to but, for the avoidance of doubt, may not control, any such portion of any such Tax audit. To the extent there is a conflict between this Agreement and the LLC Agreement as it relates to tax matters concerning Covered Taxes and the Corporation and the LLC, including preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to taxes, this Agreement shall control; provided, however, that to the extent there is a conflict between this Agreement and Sections 5.05 and 9.02 of the LLC Agreement, Sections 5.05 and 9.02 of the LLC Agreement shall control.
Section 6.2    Consistency.  Except as otherwise required by law, all calculations and determinations made hereunder, including, without limitation, any Basis Adjustments, the Schedules and the determination of any Realized Tax Benefits or Realized Tax Detriments, shall be made in accordance with the elections, methodologies or positions taken by the Corporation and the LLC on their respective Tax Returns. Each Member shall prepare its Tax Returns in a manner that is consistent with the terms of this Agreement, and any related calculations or determinations that are made hereunder, including, without limitation, the terms of Section 2.1 of this Agreement and the Schedules provided to the Members under this Agreement. In the event that an Advisory Firm is replaced with another Advisory Firm, such replacement Advisory Firm shall perform its services under this Agreement using procedures and methodologies consistent with the previous Advisory Firm, unless otherwise required by law or unless the Corporation and all of the Members agree to the use of other procedures and methodologies.
Section 6.3    Cooperation.
(a)    Each Member shall (i) furnish to the Corporation in a timely manner such information, documents and other materials as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (ii) make itself available to the Corporation and its representatives to provide explanations of documents and materials and such other information as the Corporation or its representatives may reasonably request in connection with any of the matters described in clause (i) above, and (iii) reasonably cooperate in connection with any such matter.
(b)    The Corporation shall reimburse the Members for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to Section 6.3(a).
ARTICLE VII.
MISCELLANEOUS
Section 7.1    Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be as specified in a notice given in accordance with this Section 7.1). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:
If to the Corporation, to:
Pluralsight, Inc.
182 North Union Avenue
Farmington, Utah 84025
Attn: Chief Financial Officer
with a copy (which shall not constitute notice to the Corporation) to:
Wilson Sonsini Goodrich & Rosati P.C.
650 Page Mill Road
Palo Alto, California 94304
Attn: Allison Spinner
If to the Representative (on behalf of the Members):
c/o Insight Venture Partners
1114 Avenue of the Americas, 36th Floor
New York, NY 10036
Attention: Ryan Hinkle

with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
620 Eighth Avenue,
New York, New York 10018
Attention: Paul N. Cicero

Any Party may change its address, fax number or e-mail address by giving each of the other Parties written notice thereof in the manner set forth above.
Section 7.2    Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
Section 7.3    Entire Agreement; No Third Party Beneficiaries.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 7.4    Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.
Section 7.5    Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 7.6    Right of First Refusal; Assignments; Amendments; Successors; No Waiver.
(a)    Right of First Refusal. Before a Member (such Member, a “Seller”) may assign, sell, pledge, or otherwise alienate or transfer (collectively, “Transfer”) any interest in this Agreement, including the right to receive any Tax Benefit Payments under this Agreement (collectively, “TRA Interests”), to any Person (other than a Permitted Transferee), in addition to any other requirements set forth in this Agreement (including as set forth in Section 7.6(b)), Seller must comply with the following:
(i)    Notice of Proposed Transfer. Prior to Seller Transferring any of its TRA Interests to any Person (other than a Permitted Transferee), Seller shall deliver to the Corporation a written notice (the “Transfer Notice”) stating: (A) Seller’s bona fide intention to Transfer such TRA Interests; (B) the name, address and phone number of each proposed purchaser or other transferee (each, a “Proposed Transferee”); (C) a description of Seller’s TRA Interests (or portion thereof) proposed to be Transferred to each Proposed Transferee (the “Offered TRA Interests”); and (D) the bona fide cash price or, in reasonable detail, other consideration for which Seller proposes to Transfer the Offered TRA Interests (the “Offered Price”).
(ii)    Exercise by the Corporation. For a period of 30 days (the “Exercise Period”) after the date on which the Transfer Notice is, pursuant to Section 7.1, deemed to have been delivered to the Corporation, the Corporation shall have the right to purchase all or any portion of the Offered TRA Interests on the terms and conditions set forth in this Section 7.6(a). In order to exercise its right hereunder, the Corporation must deliver written notice to elect to purchase to Seller within the Exercise Period. If no such written notice is given within the Exercise Period, the Corporation shall be deemed to have elected not to purchase the Offered TRA Interests.
(iii)    Purchase Price. The purchase price for the Offered TRA Interests to be purchased by the Corporation exercising its Right of First Refusal under this Agreement will be the Offered Price, and will be payable as set forth in Section 7.6(a)(iv). If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Corporation in good faith, which determination will be binding upon the Corporation and the Seller, absent fraud or manifest error.
(iv)    Closing; Payment. Subject to compliance with applicable state and federal securities laws, the Corporation and Seller shall effect the purchase and sale of all or any portion of the Offered TRA Interests, including the payment of the purchase price, within ten days after the expiration of the Exercise Period or as promptly as otherwise practicable thereafter (the “Right of First Refusal Closing”). Payment of the purchase price will be made by wire transfer to a bank account designated by Seller in writing to the Corporation at least 3 days prior to the Right of First Refusal Closing. At such Right of First Refusal Closing, Seller shall deliver to the Corporation, among other things, such documents and instruments of conveyance as may be necessary in the reasonable opinion of counsel to the Corporation to effect the Transfer of such Offered TRA Interests.
(v)    Transfer by Seller. If any of the Offered TRA Interests remain available after the exercise, if any, of the Corporation’s Right of First Refusal, then the Seller shall be free to transfer, subject to the general conditions to transfer set forth in Section 7.6(b), any such remaining Offered TRA Interests to the Proposed Transferee at the Offered Price set forth in the Transfer Notice; provided, however, that if the Offered TRA Interests are not so transferred during the 90-day period following the delivery of the Transfer Notice, then the Seller may not Transfer any of such remaining Offered TRA Interests without complying again in full with the provisions of this Agreement.
(b)    Assignment. No Member may Transfer any TRA Interests to any Person (other than a Permitted Transferee) without the prior written consent of the Corporation (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that such Member may Transfer a TRA Interest if the Member shall have complied with Section 7.6(a) of this Agreement; and provided, further that such Person (including any Permitted Transferee) shall execute and deliver a Joinder agreeing to succeed to the applicable portion of such Member’s interest in this Agreement and to become a Party for all purposes of this Agreement (the “Joinder Requirement”). For the avoidance of doubt, if a Member transfers Units in accordance with the terms of the LLC Agreement but does not assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, such Member shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units (and any such transferred Units shall be separately identified, so as to facilitate the determination of Tax Benefit Payments hereunder). The Corporation may not assign any of its rights or obligations under this Agreement to any Person (other than any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation) without the prior written consent of each of the Members (and any purported assignment without such consent shall be null and void).
(c)    Amendments. No provision of this Agreement may be amended unless such amendment is approved in writing by each of a majority of the Independent Directors and the Representative, in which case such amendment shall be permitted. No provision of this Agreement may be waived unless such waiver is in writing and signed by the Party against whom the waiver is to be effective.
(d)    Successors. Except as provided in Section 7.6(b), all of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the Parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.
(e)    Waiver. No failure by any Party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

Section 7.7    Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
Section 7.8    Resolution of Disputes.
(a)    Except for Reconciliation Disputes subject to Section 7.9, any and all disputes which cannot be settled amicably, including any ancillary claims of any Party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and Resolution Rules for Administered Arbitration (the “Rules”) by three arbitrators, of which the Corporation shall appoint one arbitrator and the Members party to such Dispute shall appoint one arbitrator in accordance with the “screened” appointment procedure provided in Rule 5.4. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be Farmington, Utah.
(b)    Notwithstanding the provisions of paragraph (a), any Party may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling another Party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Party (i) expressly consents to the application of paragraph (c) of this Section 7.8 to any such action or proceeding, and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. For the avoidance of doubt, this Section 7.8 shall not apply to Reconciliation Disputes to be settled in accordance with the procedures set forth in Section 7.9.
(c)    Each Party irrevocably consents to service of process by means of notice in the manner provided for in Section 7.1. Nothing in this Agreement shall affect the right of any Party to serve process in any other manner permitted by law.
(d)    WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
(e)    In the event the parties are unable to agree whether a dispute between them is a Reconciliation Dispute subject to the dispute resolution procedure set forth in Section 7.9 or a Dispute subject to the dispute resolution procedure set forth in this Section 7.8, such disagreement shall be decided and resolved in accordance with the procedure set forth in this Section 7.8.
Section 7.9    Reconciliation.  In the event that the Corporation and any Member are unable to resolve a disagreement with respect to a Schedule (other than an Early Termination Schedule) prepared in accordance with the procedures set forth in Section 2.4, or with respect to an Early Termination Schedule prepared in accordance with the procedures set forth in Section 4.2, within the relevant time period designated in this Agreement (a “Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both Parties. The Expert shall be a partner or principal in a nationally recognized accounting firm, and unless the Corporation and such Member agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporation or such Member or other actual or potential conflict of interest. If the Parties are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the selection of an Expert shall be treated as a Dispute subject to Section 7.8 and an arbitration panel shall pick an Expert from a nationally recognized accounting firm that does not have any material relationship with the Corporation or such Member or other actual or potential conflict of interest. The Expert shall resolve any matter relating to the Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporation except as provided in the next sentence. The Corporation and the Members shall bear their own costs and expenses of such proceeding, unless (i) the Expert adopts the Member’s position, in which case the Corporation shall reimburse the Member for any reasonable and documented out-of-pocket costs and expenses in such proceeding (including for the avoidance of doubt any costs and expenses incurred by the Member relating to the engagement of the Expert or amending any applicable Tax Return), or (ii) the Expert adopts the Corporation’s position, in which case the Member shall reimburse the Corporation for any reasonable and documented out-of-pocket costs and expenses in such proceeding (including for the avoidance of doubt costs and expenses incurred by the Corporation relating to the engagement of the Expert or amending any applicable Tax Return). The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporation and the Members and may be entered and enforced in any court having competent jurisdiction.
Section 7.10    Withholding.  The Corporation, the LLC and their affiliates and representatives shall be entitled to deduct and withhold from any payment that is payable to any Member pursuant to this Agreement such amounts may be required to be deducted and withheld with respect to the making of such payment under the Code or any provision of U.S. state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient of the payments in respect of which such deduction and withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any taxing authority together with any costs and expenses related thereto. Each Member shall promptly provide the Corporation, LLC or other applicable withholding agent with any applicable tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested, in connection with determining whether any such deductions and withholdings are required under the Code or any provision of U.S. state, local or foreign tax law.
Section 7.11    Admission of the Corporation into a Consolidated Group; Transfers of Corporate Assets.
(a)    If the Corporation is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Section 1501 or other applicable Sections of the Code governing affiliated or consolidated groups, or any corresponding provisions of U.S. state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole and (ii) Tax Benefit Payments, Early Termination Payments, and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.
(b)    If the Corporation, its successor in interest or any member of a group described in Section 7.11(a) transfers one or more assets to a corporation (or a Person classified as a corporation for U.S. income tax purposes) with which the Corporation or its successor in interest does not file a consolidated Tax Return pursuant to Section 1501 of the Code, such entity, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such transfer. The consideration deemed to be received by such entity shall be equal to the fair market value of the contributed asset as determined by the Advisory Firm or a valuation expert selected by the Corporation. For purposes of this Section 7.11, a transfer of a partnership interest shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership. Notwithstanding anything to the contrary set forth herein, if the Corporation, its successor in interest or any member of a group described in Section 7.11(a), transfers its assets pursuant to a transaction that qualifies as a “reorganization” (within the meaning of Section 368(a) of the Code) in which such entity does not survive or pursuant to any other transaction to which Section 381(a) of the Code applies (other than any such reorganization or any such other transaction, in each case, pursuant to which such entity transfers assets to a corporation with which the Corporation or its successor in interest does not file a consolidated Tax Return pursuant to Section 1501 of the Code), the transfer will not cause such entity to be treated as having transferred any assets to a corporation (or a Person classified as a corporation for U.S. income tax purposes) pursuant to this Section 7.11(b). Notwithstanding the foregoing, to the extent the Corporation or any of its subsidiaries determines to (a) cause the LLC to be taxed as a corporation for U.S. federal income tax purposes or (b) otherwise causes the LLC or any of its subsidiaries to contribute substantially all of the assets directly or indirectly held by the LLC that are not already held by an entity taxed as a corporation to an entity taxed as a corporation for U.S. federal income tax purposes (each of (a) and (b), a (“Corporate Conversion”)), the Corporation shall provide the Members with advance notice of such determination to allow them to make a Redemption request in accordance with the LLC Agreement prior to the effectiveness of such Corporate Conversion.
Section 7.12    Arm’s Length Transactions. Each of the Corporation and LLC shall not, and each shall cause their respective Subsidiaries not to, (i) enter into transactions or agreements with Affiliates that are not on arm’s length terms to the extent such transactions or agreements would reasonably be expected to materially adversely impact the amount or timing of any payments under this Agreement or (ii) engage in any transaction or enter into any agreement the principal purpose of which is to reduce the amount or timing of any payments under this Agreement.
Section 7.13    Confidentiality.  Each Member and its assignees acknowledges and agrees that the information of the Corporation is confidential and, except in the course of performing any duties as necessary for the Corporation and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such Person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporation and its Affiliates and successors, learned by any Member heretofore or hereafter. This Section 7.13 shall not apply to (i) any information that has been made publicly available by the Corporation or any of its Affiliates, becomes public knowledge (except as a result of an act of any Member in violation of this Agreement) or is generally known to the business community, (ii) the disclosure of information to the extent necessary for a Member to prosecute or defend claims arising under or relating to this Agreement, and (iii) the disclosure of information to the extent necessary for a Member to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such Tax Returns. If a Member or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.13, the Corporation shall have the right and remedy to have the provisions of this Section 7.13 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporation or any of its Subsidiaries and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.
Section 7.14    Change in Law.  Notwithstanding anything herein to the contrary, if, as a result of or, in connection with an actual or proposed change in law, a Member reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by such Member (or direct or indirect equity holders in such Member) in connection with any Exchange to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for U.S. federal income tax purposes or would have other material adverse tax consequences to such Member or any direct or indirect owner of such Member, then at the written election of such Member in its sole discretion (in an instrument signed by such Member and delivered to the Corporation) and to the extent specified therein by such Member, this Agreement shall cease to have further effect and shall not apply to an Exchange with respect to such Member occurring after a date specified by such Member, or may be amended by in a manner reasonably determined by such Member, provided that such amendment shall not result in an increase in any payments owed by the Corporation under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.
Section 7.15    Interest Rate Limitation.  Notwithstanding anything to the contrary contained herein, the interest paid or agreed to be paid hereunder with respect to amounts due to any Member hereunder shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If any Member shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the Tax Benefit Payment, Estimated Tax Benefit Payment or Early Termination Payment, as applicable (but in each case exclusive of any component thereof comprising interest) or, if it exceeds such unpaid non-interest amount, refunded to the Corporation. In determining whether the interest contracted for, charged, or received by any Member exceeds the Maximum Rate, such Member may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the payment obligations owed by the Corporation to such Member hereunder. Notwithstanding the foregoing, it is the intention of the Parties to conform strictly to any applicable usury laws.
Section 7.16    Independent Nature of Rights and Obligations.  The rights and obligations of each Member hereunder are several and not joint with the rights and obligations of any other Person. A Member shall not be responsible in any way for the performance of the obligations of any other Person hereunder, nor shall a Member have the right to enforce the rights or obligations of any other Person hereunder (other than the Corporation). The obligations of a Member hereunder are solely for the benefit of, and shall be enforceable solely by, the Corporation. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Member pursuant hereto or thereto, shall be deemed to constitute the Members acting as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such rights or obligations or the transactions contemplated hereby, and the Corporation acknowledges that the Members are not acting in concert or as a group and will not assert any such claim with respect to such rights or obligations or the transactions contemplated hereby.
Section 7.17    LLC Agreement.  This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.
Section 7.18    Representative.  By executing this Agreement, each of the Members shall be deemed to have irrevocably constituted and appointed IVP CIF II (PS Splitter), L.P. (in the capacity described in this Section 7.18 and each successor as provided below, the “Representative”) as his, her or its agent and attorney in fact with full power of substitution to act from and after the date hereof and to do any and all things and execute any and all documents on behalf of such Members which may be necessary, convenient or appropriate to facilitate any matters under this Agreement, including but not limited to: (i) execution of the documents and certificates required pursuant to this Agreement; (ii) except to the extent specifically provided in this Agreement receipt and forwarding of notices and communications pursuant to this Agreement; (iv) administration of the provisions of this Agreement; (v) any and all consents, waivers, amendments or modifications deemed by the Representative, in its sole and absolute discretion, to be necessary or appropriate under this Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (vi) amending this Agreement or any of the instruments to be delivered to the Corporation pursuant to this Agreement; (vii) taking actions Representative is expressly authorized to take pursuant to the other provisions of this Agreement; (viii) negotiating and compromising, on behalf of such Members, any dispute that may arise under, and exercising or refraining from exercising any remedies available under, this Agreement or any other agreement contemplated hereby and executing, on behalf of such Members, any settlement agreement, release or other document with respect to such dispute or remedy; and (ix) engaging attorneys, accountants, agents or consultants on behalf of such Members in connection with this Agreement or any other agreement contemplated hereby and paying any fees related thereto. The Representative may resign upon 30 days’ written notice to the Corporation. If the Representative is unable or unwilling to so serve, then the Members, as applicable, holding a majority of the common units owned by such Members outstanding on the date hereof, shall elect a new Representative. All reasonable, documented out-of-pocket costs and expenses incurred by the Representative in its capacity as such shall be promptly reimbursed by the Corporation upon invoice and reasonable support therefor by the Representative. To the fullest extent permitted by law, none of the Representative, any of its Affiliates, or any of the Representative’s or Affiliate’s directors, officers, employees or other agents (each a “Covered Person”) shall be liable, responsible or accountable in damages or otherwise to any Member, the LLC or the Corporation for damages arising from any action taken or omitted to be taken by the Representative or any other Person with respect to the LLC or the Corporation, except in the case of any action or omission which constitutes, with respect to such Person, willful misconduct or fraud. Each of the Covered Persons may consult with legal counsel, accountants, and other experts selected by it, and any act or omission suffered or taken by it on behalf of the LLC or the Corporation or in furtherance of the interests of the LLC or the Corporation in good faith in reliance upon and in accordance with the advice of such counsel, accountants, or other experts shall create a rebuttable presumption of the good faith and due care of such Covered Person with respect to such act or omission; provided that such counsel, accountants, or other experts were selected with reasonable care. Each of the Covered Persons may rely in good faith upon, and shall have no liability to the LLC, the Corporation or the Members for acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

[Signature Page Follows This Page]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
CORPORATION:
PLURALSIGHT, INC.
By:    /s/ Aaron Skonnard_____________________
Name:    Aaron Skonnard
Title:    Chief Executive Officer
THE LLC:
PLURALSIGHT HOLDINGS LLC
By:    /s/ Aaron Skonnard_____________________
Name:    Aaron Skonnard
Title:    Chief Executive Officer

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
REPRESENTATIVE
IVP CIF II (PS SPLITTER), L.P.__________
(Name of Member)
By: /s/ Blair Flicker________________________
(Signature)

Name: Blair Flicker___________________________
(Print name of signatory, if signing for an entity)

Title: Authorized Signatory____________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Acadia Family Trust____________________
(Name of Member)
By: /s/ Brett Barlow________________________
(Signature)

Name: Brett Barlow___________________________
(Print name of signatory, if signing for an entity)

Title: Trustee________________________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Anita Grantham________________________
(Name of Member)
By: /s/ Anita Grantham______________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
James Bartley Grantham & Anita Marie Grantham Joint Revocable Living Trust______________
(Name of Member)
By: /s/ Anita Grantham______________________
(Signature)

Name: Anita Grantham_________________________
(Print name of signatory, if signing for an entity)

Title: Trustee________________________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
David L Balter 2015 Trust_______________
(Name of Member)
By: /s/ Dave Balter________________________
(Signature)

Name: Dave Balter___________________________
(Print name of signatory, if signing for an entity)

Title: Trustee________________________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Brandon Warburton____________________
(Name of Member)
By: /s/ Brandon Warburton__________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
David Adsit__________________________
(Name of Member)
By: /s/ David Adsit________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Stan Hansen__________________________
(Name of Member)
By: /s/ Stan Hansen________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Benson Metcalf________________________
(Name of Member)
By: /s/ Benson Metcalf______________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
ONSTARTUPS LLC____________________
(Name of Member)
By: /s/ Dharmesh Shah______________________
(Signature)

Name: Dharmesh Shah_________________________
(Print name of signatory, if signing for an entity)

Title: Managing Member_______________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Brandon Peay__________________________
(Name of Member)
By: /s/ Brandon Peay________________________
(Signature)

Name: Brandon Peay___________________________
(Print name of signatory, if signing for an entity)

Title: Not Applicable__________________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Jody Bailey____________________________
(Name of Member)
By: /s/ Jody Bailey_________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Aaron Patterson________________________
(Name of Member)
By: /s/ Aaron Patterson______________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Chad Sollis____________________________
(Name of Member)
By: /s/ Chad Sollis__________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Amber Van Horn________________________
(Name of Member)
By: /s/ Amber Van Horn______________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Leslie Pfrang___________________________
(Name of Member)
By: /s/ Leslie Pfrang_________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Ed Roman_____________________________
(Name of Member)
By: /s/ Ed Roman___________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
IVP CIF II (PS SPLITTER), L.P.___________
(Name of Member)
By: /s/ Blair Flicker_________________________
(Signature)

Name: Blair Flicker____________________________
(Print name of signatory, if signing for an entity)

Title: Authorized Signatory_____________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
SKONNARD CONSULTING, INC.:
By: /s/ Aaron Skonnard______________________
Name: Aaron Skonnard_________________________
Title: Chief Executive Officer___________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
SKONNARD FAMILY GRAT 2018
By: /s/ Aaron Skonnard______________________
Name: Aaron Skonnard_________________________
Title: Trustee________________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
SKONNARD FAMILY GRAT 2021
By: /s/ Aaron Skonnard______________________
Name: Aaron Skonnard_________________________
Title: Trustee________________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
AARON & MONICA SKONNARD REVOCABLE TRUST
By: /s/ Aaron Skonnard______________________
Name: Aaron Skonnard_________________________
Title: Trustee________________________________

By: /s/ Monica Skonnard______________________
Name: Monica I. Skonnard________________________
Title: Trustee__________________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
AARON SKONNARD
By: /s/ Aaron Skonnard______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
ARNE DUNCAN
By: /s/ Arne Duncan______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
Brad Rencher
By: /s/ Brad Rencher______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
CENTERPINE LLC
By: /s/ Brad Rencher________________________

Name: Brad Rencher___________________________
Title: Manager_______________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Nathan S. Burt__________________________
(Name of Member)
By: /s/ Nathan S. Burt________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
Gary Crittenden
By: /s/ Gary Crittenden____________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
BEAR MOUNTAIN RANCH ASSET MANAGEMENT, LLC
By: /s/ Gary Crittenden______________________

Name: Gary Crittenden_________________________
Title: Managing Manager______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
BUDGE FAMILY TRUST
By: /s/ James Budge________________________

Name: James Budge___________________________
Title: Trustee________________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
James Budge
By: /s/ James Budge______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
Timothy I. Maudlin
By: /s/ Timothy Maudlin______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
JANICE K. MAUDLIN REVOCABLE TRUST
By: /s/ Timothy Maudlin____________________
Name: Timothy I. Maudlin_____________________
Title: Trustee_______________________________

By: /s/ Janice Maudlin______________________
Name: Janice K. Maudlin_______________________
Title: Trustee________________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
TIMOTHY I. MAUDLIN REVOCABLE TRUST
By: /s/ Timothy Maudlin____________________
Name: Timothy I. Maudlin_____________________
Title: Trustee_______________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
KAREN A. TERRELL LIVING TRUST
By: /s/ Karenann Terrell____________________
Name: Karenann Terrell_______________________
Title: Trustee_______________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Shikhar Ghosh__________________________
(Name of Member)
By: /s/ Shikhar Ghosh________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
Karenann Terrell
By: /s/ Karenann Terrell____________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
ISP Main Fund PS LLC___________________
(Name of Member)
By: /s/ Kevin Foster_________________________
(Signature)

Name: Kevin Foster____________________________
(Print name of signatory, if signing for an entity)

Title: Authorized Signatory_____________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
ICONIQ STRATEGIC PARTNERS CO-INVEST, L.P. (SERIES PS)
By: ICONIQ Strategic Partners GP, L.P., its General Partner
By: ICONIQ Strategic Partners TT GP, Ltd., its General Partner
By: /s/ Kevin Foster_______________________
Name: Kevin Foster__________________________
Title: Authorized Signatory___________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Mark Hansen___________________________
(Name of Member)
By: /s/ Mark Hansen_________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
The Ross Irrevocable Trust________________
(Name of Member)
By: /s/ Jeffrey Ross /s/ Tayn Ross______________
(Signature)

Name: Jeffrey Ross Tayn Ross__________________
(Print name of signatory, if signing for an entity)

Title: Investment Trustees_______________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Shane Johnson__________________________
(Name of Member)
By: /s/ Shane Johnson________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
Joe DiBartolomeo
By: /s/ Joseph DiBartolomeo_________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
Nate Walkingshaw
By: /s/ Nate Walkingshaw_________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
TRUE NORTH TRUST
By: /s/ Stephan Sargent____________________

Name: Stephen M. Sargent____________________
Title: Trustee______________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Peter Lehrman__________________________
(Name of Member)
By: /s/ Peter Lehrman________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
ONION CONSULTING, INC.
By: /s/ Frederick Onion____________________

Name: Frederick Onion_______________________
Title: President_____________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
FREDERICK A. ONION REVOCABLE TRUST
By: /s/ Frederick Onion____________________

Name: Frederick Onion_______________________
Title: Trustee______________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
AREO VENTURES, LLC
By: /s/ Scott Dorsey_______________________

Name: Scott Dorsey_________________________
Title: Manager_____________________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
SCOTT DORSEY
By: /s/ Scott Dorsey_______________________

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
James M Cooper________________________
(Name of Member)
By: /s/ James M Cooper______________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
The Woodward Irrevocable Trust___________
(Name of Member)
By: /s/ Bruce G Woodward___________________
(Signature)

Name: Bruce G Woodward______________________
(Print name of signatory, if signing for an entity)

Title: Trustee_________________________________
(Print title of signatory, if signing for entity)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Michael Featherstone_____________________
(Name of Member)
By: /s/ Michael Featherstone___________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Adam Patch____________________________
(Name of Member)
By: /s/ Adam Patch__________________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Steven R. Woolley_______________________
(Name of Member)
By: /s/ Steven R Woolley_____________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.
MEMBER
Heather Zynczak_______________________
(Name of Member)
By: /s/ Heather Zynczak_____________________
(Signature)

[SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT]

Exhibit A
FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of __________, 20__ (this “Joinder”), is delivered pursuant to that certain Tax Receivable Agreement, dated as of [__________] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Tax Receivable Agreement”) by and among Pluralsight, Inc., a Delaware corporation (the “Corporation”), Pluralsight Holdings, LLC, a Delaware limited liability company (“the LLC”), and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Tax Receivable Agreement.

1.
Joinder to the Tax Receivable Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is and hereafter will be a Member under the Tax Receivable Agreement and a Party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Tax Receivable Agreement as if it had been a signatory thereto as of the date thereof.

2.	Incorporation by Reference. All terms and conditions of the Tax Receivable Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.	Address. All notices under the Tax Receivable Agreement to the undersigned shall be direct to:
[Name]
[Address]
[City, State, Zip Code]
Attn:
Facsimile:
E-mail:
IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.
[NAME OF NEW PARTY]
By:
Name:
Title:
Acknowledged and agreed
as of the date first set forth above:
PLURALSIGHT, INC.
By:
Name:
Title: